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                                                                      EXHIBIT 11


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report, and to all references to our firm, included in or made a part of this Form N-1A registration statement for the Wasatch Advisors Funds, Inc.




                                                             ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
November 29, 1995